UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2012

Crescent Financial Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32951	45-2915089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300 Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 659-9000
___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
On December 3, 2012, the Company issued a press release announcing the completion of the proposed merger by and among Crescent Financial Bancshares, Inc., Crescent State Bank and VantageSouth Bank. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)        Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated December 3, 2012 regarding the completion of the proposed merger by and among Crescent Financial Bancshares, Inc., Crescent State Bank and VantageSouth Bank.

Forward-looking Statements
Information in this press release contains forward-looking statements with respect to the expected acquisition of ECB Bancorp, Inc. (“ECBE”) by Crescent Financial. These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by such forward-looking statements, including without limitation: delays in obtaining or failure to receive required regulatory approvals, including approval by the Office of the North Carolina Commissioner of Banks and the FDIC; the possibility that fewer than the required number of ECBE's stockholders vote to approve the merger; the occurrence of events that would have a material adverse effect (as defined in the Agreement) on ECBE or Crescent Financial; potential delays in the closing of the merger, potential deposit attrition, higher than expected costs, customer loss and business disruption associated with business integration, including, without limitation, potential difficulties in maintaining relationships with key personnel, technological integration, and other integration related-matters; other uncertainties arising in connection with the proposed merger; and risk factors that are discussed in Crescent Financial's and ECBE's filings with the Securities and Exchange Commission (“SEC”), including without limitation their respective Annual Reports on Form 10-K, their respective Quarterly Reports on Form 10-Q and their respective Current Reports on Form 8-K. Crescent Financial does not undertake a duty to update any forward-looking statements in this Form 8-K.

Additional Information and Where to Find It
In connection with the proposed merger, Crescent Financial Bancshares, Inc. (“CRFN”) filed with the Securities and Exchange Commission (“SEC”) on November 21, 2012 a Registration Statement on Form S-4 that includes a preliminary Joint Proxy Statement of CRFN and ECB Bancorp, Inc. (“ECBE”) and a preliminary Prospectus of CRFN (together with the Joint Proxy Statement, as amended, the “Joint Proxy Statement/Prospectus”). The companies will file with the SEC other relevant materials in connection with the proposed merger. Once the Registration Statement is declared effective by the SEC, the companies will mail the Joint Proxy Statement/Prospectus to their respective shareholders. SHAREHOLDERS OF BOTH CRFN AND ECBE ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING CRFN, ECBE AND THE PROPOSED MERGER. You will be able to obtain a free copy of the Registration Statement, as well as other filings containing information about Crescent Financial Bancshares, Inc. at the SEC's Internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either Crescent Financial Bancshares, Inc., 3600 Glenwood Avenue, Suite 300, Raleigh, NC 27612, Attention: Terry Earley, Executive Vice President and Chief Financial Officer, or ECB Bancorp, Inc., Post Office Box 337, Engelhard, NC 27824, Attention: Tom Crowder, Chief Financial Officer.

CRFN, ECBE and their respective directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the shareholders of CRFN and ECBE in favor of the merger. Information about the directors and executive officers of ECB Bancorp, Inc. and their ownership of ECBE common stock is set forth in ECBE's definitive proxy statement filed with the SEC on April 27, 2012 and available at the SEC's Internet site (http://www.sec.gov) and from ECB Bancorp, Inc. at the address set forth in the preceding paragraph. Information about the directors and executive officers of Crescent Financial Bancshares, Inc. and their ownership of CRFN common stock is set forth in CRFN's definitive proxy statement filed with the SEC on April 5, 2012 and available at the SEC's internet site (http://www.sec.gov) and from CRFN at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crescent Financial Bancshares, Inc.
(Registrant)

December 3, 2012	/s/ Terry S. Earley
(Date)	Terry S. Earley
Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press Release dated December 3, 2012 regarding the completion of the proposed merger by and among Crescent Financial Bancshares, Inc., Crescent State Bank and VantageSouth Bank.